Exhibit 99.1

M3-Brigade Acquisition II Corp. Announces Special Meeting Date to Approve Proposed Business Combination with Syniverse

NEW YORK AND TAMPA, January 10, 2022 — M3-Brigade Acquisition II Corp. (NYSE: MBAC) (“MBAC”), a special purpose acquisition corporation, announced today that it has set a meeting date of February 9, 2022 for its special meeting (the “Special Meeting”) to approve the previously announced proposed business combination (the “Business Combination”) with Syniverse Corporation (“Syniverse”), the “world’s most connected company”TM and a premier global technology provider of mission-critical mobile platforms for carriers and enterprises. Holders of record of MBAC common stock as of the close of business on January 6, 2022 (the “Record Date”) will be entitled to receive notice and to vote at the Special Meeting.

“We are excited to reach this important milestone and look forward to successfully completing the proposed business combination with MBAC,” said Andrew Davies, CEO of Syniverse. “We appreciate the support from MBAC and all of our investors, who share our belief that Syniverse is well positioned to capitalize on the secular growth opportunities from mobile messaging and 5G that our solutions enable.”

“With interoperability enabling software, inter-carrier connectivity and quality at global scale to provide what mobile enterprises and carriers require, we believe Syniverse is well positioned for long-term, sustainable growth,” said Mohsin Y. Meghji, Chairman of the Board of Directors and Chief Executive Officer of MBAC. “We are excited to present the business combination to MBAC shareholders and believe we are in the final stage of a successful conclusion of this deal.”

The closing of the Business Combination is subject to approval by MBAC’s stockholders and the satisfaction of certain customary closing conditions. The Business Combination is expected to close shortly after the Special Meeting. In connection with the closing of the Business Combination, MBAC will be renamed “Syniverse Technologies Corporation” and its common stock is expected to be listed on the NYSE with the ticker symbol “SYNV.”

Due to the Covid-19 pandemic, the Special Meeting will be held virtually, and MBAC stockholders can attend the Special Meeting using the virtual meeting instructions set forth on their proxy cards. If any MBAC stockholder does not receive a copy of the definitive proxy statement for the Business Combination, that stockholder should contact their broker or contact MBAC’s proxy solicitor, Innisfree, for assistance, toll free at (877) 800-5182 for stockholders or by collect call at (212) 750-5833 for banks and brokers.

MBAC stockholders can register for the Special Meeting by visiting the following link: https://www.cstproxy.com/m3brigadeii/2022. Only MBAC stockholders with valid control numbers from their proxy cards may submit questions. MBAC stockholders will have the opportunity to submit questions both in advance of the Special Meeting and during the Special Meeting, in each case upon receipt of their proxy cards and the control numbers set forth therein. All questions should be submitted via the chat box on the virtual meeting page on the link listed above. Questions submitted in advance of the Special Meeting and during the Special Meeting will be addressed during the Special Meeting as time permits and at the sole and absolute discretion of MBAC. Questions will be addressed in the order received.

About Syniverse

Syniverse is a leading global provider of unified, mission-critical platforms enabling seamless interoperability across the mobile ecosystem. Syniverse makes global mobility work by enabling consumers and enterprises to connect, engage, and transact seamlessly and securely. Syniverse offers a premier communications platform that serves both enterprises and carriers globally and at scale. Syniverse’s proprietary software, protocols, orchestration capabilities and network assets have allowed Syniverse to address the changing needs of the mobile ecosystem for over 30 years. Syniverse continues to innovate by harnessing the potential of emerging technologies such as 5G, IoT, RCS and CPaaS for its customers.

About M3-Brigade Acquisition II Corp

MBAC is a special purpose acquisition corporation formed for the purpose of effecting a merger, stock purchase or similar business combination with one or more businesses. MBAC is led by key executives of M3 Partners, LP, a leading financial advisory services firm that specializes in assisting companies at inflection points in their growth cycle, and Brigade Capital Management, LP, a leading global investment advisor that was founded in 2006 to specialize in credit-focused investment strategies and has approximately $30 billion in assets under management.

Forward Looking Statements

This press release may contain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The expectations, estimates and projections of the businesses of MBAC or Syniverse may differ from their actual results and consequently you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “would,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, expectations with respect to future performance of MBAC and Syniverse and anticipated financial impacts of the proposed transaction, the satisfaction of the closing conditions to the proposed transaction and the timing of the completion of the proposed transaction.

These forward-looking statements are not guarantees of future performance, conditions, or results, and involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside of the control of MBAC and Syniverse and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the inability to complete the transactions contemplated by the agreement and plan of merger with respect to the proposed transaction (the “Merger Agreement”), including due to failure to obtain approval of the stockholders of MBAC or other conditions to closing in the Merger Agreement; (2) the outcome of any legal proceedings that may be instituted against the parties following announcement of the Merger Agreement and the proposed transactions contemplated thereby; (3) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of the post-combination company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (4) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement and the proposed transactions contemplated thereby; (5) risks related to the uncertainty of the projected financial information with respect to Syniverse; (6) the inability to obtain or maintain the listing of the post-acquisition company’s Class A Stock and public warrants on the NYSE following the proposed business combination; (7) risks related to the post-combination company’s ability to raise financing in the future; (8) the post-combination company’s success in retaining or recruiting, or changes required in, our officers, key employees or directors following the proposed business combination; (9) our directors and officers potentially having conflicts of interest with our business or in approving the proposed business combination; (10) intense competition and competitive pressures from other companies in the industry in which the post-combination company will operate; (11) the business, operations and financial performance of Syniverse, including market conditions and global and economic factors beyond Syniverse’s control; (12) the effect of legal, tax and regulatory changes; (13) the receipt by MBAC or Syniverse of an unsolicited offer from another party for an alternative business transaction that could interfere with the proposed business combination; (14) the risk that the proposed business combination disrupts current plans and operations of MBAC or Syniverse as a result of the announcement and consummation of the transactions described herein; (15) costs related to the proposed business combination; (16) changes in applicable laws or regulations; (17) the possibility that MBAC or Syniverse may be adversely affected by other economic, business, and/or competitive factors; (18) the amount of redemption requests made by MBAC’s public stockholders; (19) the impact of the continuing Covid-19 pandemic on MBAC, Syniverse and Syniverse’s projected results of operations, financial performance or other financial metrics or on any of the foregoing risks; and (20) other risks and uncertainties disclosed in MBAC’s Quarterly Reports on Form 10-Q and the proxy statement discussed above, including those under “Risk Factors,” and other documents filed or to be filed with the SEC by MBAC.

MBAC and Syniverse caution that the foregoing list of factors is not exclusive. You should not place undue reliance upon any forward-looking statements, which speak only as of the date made. Syniverse and MBAC do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions or circumstances on which any such statement is based.

Important Information about the Transaction and Where to Find It

In connection with the proposed transaction, MBAC has filed a definitive proxy statement with the SEC. MBAC’s stockholders and other interested persons are advised to read the definitive proxy statement and documents incorporated by reference therein filed in connection with the proposed transaction, as these materials will contain important information about MBAC, Syniverse and the proposed transaction. MBAC has commenced mailing of the definitive proxy statement to the stockholders of MBAC as of January 6, 2022, the record date established for the proposed transaction. MBAC stockholders will also be able to obtain copies of the definitive proxy statement and other documents filed with the SEC that will be incorporated by reference therein, without charge at the SEC’s website at http://www.sec.gov, or by directing a request to: M3-Brigade Acquisition II Corp., 1700 Broadway – 19th Floor, New York, New York 10019.

Participants in the Solicitation

MBAC and its directors and executive officers may be deemed participants in the solicitation of proxies of MBAC’s stockholders with respect to the proposed transaction. A list of those directors and executive officers and a description of their interests in MBAC have been filed in the proxy statement for the proposed transaction and are available at www.sec.gov. Additional information regarding the interests of such participants are contained in the proxy statement.

Syniverse and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of MBAC in connection with the proposed transaction. A list of the names of such directors and executive officers and information regarding their interests in the proposed transaction will be included in the proxy statement for the proposed business combination.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed transaction. This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended.

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For more information, contact:

Media and Press:

Brooke Gordon / Kelsey Markovich

Sard Verbinnen & Co.
syniverse-svc@sardverb.com
+1.212.687.8080

Investor Relations:

Stanley Martinez, CFA, IRC	Kristin Celauro

Syniverse	M3-Brigade Acquisition II Corp.

ir@syniverse.com	kcelauro@m3-partners.com

+1.813.614.1070	+1.212.202.2223